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                                                                     EXHIBIT 4.1
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                           [LOGO OF RELEASENOW.COM]

COMMON STOCK                                       COMMON STOCK
   NUMBER                                             SHARES
   RNOW
                                          SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP  736126 10 3

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, N.Y. OR BOSTON, MA

THIS CERTIFIES THAT



IT THE REGISTERED HOLDER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                     PAR VALUE OF $.001 PER SHARE OF

                            RELEASENOW.COM CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:




            /s/ Joan P. Walsh                         /s/ Michael J. Maulick
           -----------------------                    -----------------------
           Chief Financial Officer                    President and
           and Secretary                              Chief Executive Officer

                             [SEAL OF RELEASENOW.COM]


                         COUNTERSIGNED AND REGISTERED:
                                           EQUISERVE TRUST COMPANY, N.A.

                                              TRANSFER AGENT AND REGISTRAR
                         By:      /s/ (illegible signature)
                                                      AUTHORIZED SIGNATURE

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                          RELEASENOW.COM CORPORATION

     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO ITS PRINCIPAL OFFICE, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF AUTHORIZED., AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH PREFERRED OR SPECIAL CLASS IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.





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the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the
          entireties
JI TEN  - as joint tenants with
          right of survivorship
          and not as tenants in UNIF TRF MIN ACT.....Custodian (until age..)
          common                                (cust)
                                                .....under Uniform Transfer
                                                (Minor)
                                                to Minors Act .............
                                                                 State

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, --------------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE


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--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------/shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ------------------------

                                            ------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S)
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATSOEVER.

BY---------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-15.



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